                                                                   EXHIBIT 10.21

                     COPPER MOUNTAIN COMMUNICATIONS, INC.

                       FOUNDER STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is made as of the 11th day of March, 1996 by and between Copper Mountain Communications, Inc., a California corporation (the "Corporation"), and Joseph D. Markee (the "Purchaser").

     WHEREAS, pursuant to Section 408 of the California General Corporation Law, the Corporation desires to issue, and the Purchaser desires to acquire, stock of the Corporation as herein described, on the terms and conditions hereinafter set forth;

     WHEREAS, the issuance of Common Stock hereby is in connection with a compensatory benefit plan for the employees, directors, officers, advisers or consultants of the Corporation and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act").

     NOW, THEREFORE, IT IS AGREED between the parties as follows:

     1. The Purchaser hereby agrees to purchase from the Corporation, and the Corporation hereby agrees to sell to the Purchaser, an aggregate of five hundred eighteen thousand, eight hundred and sixty-eight (518,868) shares of the Common Stock of the Corporation (the "Stock") at $0.04 per share, for an aggregate purchase price of $20,754.72 payable as follows:

     Cash............................................................ $        0

     Promissory Note in the form set forth in Exhibit C,
     subject to pledge in the form set forth in Exhibit D............ $20,754.72

     Cancellation of indebtedness of the Corporation................. $        0

     2. In accordance with Section 408(b) of the California General Corporation Law, the shares to be purchased by the Purchaser pursuant to this Agreement (hereinafter sometimes collectively referred to as the "Stock") shall be subject to the repurchase options of the Corporation set forth in subparagraphs (a) and (b) below ("Purchase Option"):

          (A) In the event the Purchaser ceases to be an employee of the Corporation for any reason (including death), or no reason, with or without cause, then the Corporation shall have the right at any time within ninety (90) days after said cessation or such longer period as may be determined by the Company if such later repurchase is deemed necessary by the Company for treatment of its stock as Qualified

                                       1.

Small Business Stock under Section 1202 of the Internal Revenue Code of 1986, as amended and regulations promulgated thereunder, to exercise its option to repurchase from the Purchaser or his personal representative, as the case may be, at the total price per share indicated above as paid by the Purchaser for such Stock ("Option Price"), up to but not exceeding the number of shares of stock which have not vested under the provisions of paragraph (b) below. As used herein, employment with the Corporation shall include (i) serving as an officer or director of the Corporation, (ii) performing services as a consultant to the Corporation, and (iii) employment with a "parent" or "subsidiary" of the Corporation as those terms are defined in Sections 424(e) and (f) of the Internal Revenue Code of 1986, as amended.

          (B) The Corporation may exercise its Purchase Option only as to the maximum portion of the stock specified by the percentage given by this formula:
(48-Number of full months since the Employment Start Date) divided by 48.

     Your Employment Start Date is March 11, 1996.

          (C) In addition, if at any time during the term of the Purchase Option set forth in paragraph 2(a) above there occurs: (a) a merger or consolidation involving the Corporation, in which the Corporation is not the surviving corporation, except a merger intended solely to reincorporate the Corporation under a new jurisdiction, (b) a reverse merger in which the Corporation is the surviving corporation but the shares of the Corporation's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of other securities, cash or otherwise, or (c) any other capital reorganization in which more than fifty percent (50%) of the shares of the Corporation entitled to vote are exchanged, then, in such event, the Purchase Option may be assigned to any successor of the Corporation, and the Purchase Option shall apply if the Purchaser shall cease for any reason to be an employee of such successor or a parent or subsidiary (as defined above) on the same basis as set forth above. In that case, references herein to the "Corporation" shall be deemed to refer to such successor, its parents and subsidiaries.

          (D) The Corporation shall be entitled to pay for any shares purchased pursuant to its Purchase Option at the Corporation's option in cash or by offset against any indebtedness owing to the Corporation by Purchaser (including without limitation any Note given in payment for the Stock).

          (E) Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Corporation (or a parent or subsidiary of the Corporation) to terminate Purchaser's employment for any reason, with or without cause.

     3. The Purchase Option shall be exercised by written notice signed by an officer of the Corporation or by any assignee or assignees of the Corporation and

                                       2.

delivered or mailed as provided in paragraph 13. Such notice shall identify the number of shares to be purchased and shall notify the Purchaser of the time, place and date for settlement of such purchase, which shall be scheduled by the Corporation within one hundred twenty (120) days from the date of cessation of employment.

     4.   If, from time to time during the term of the Purchase Option:

          (I) There is any stock dividend or other distribution of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Corporation; or

          (II) There is any consolidation, merger or sale of all, or substantially all of the assets of the Corporation;

then, in such event, any and all new, substituted or additional securities or other property to which the Purchaser is entitled by reason of its ownership of Stock shall be immediately subject to the Purchase Option and be included in the word "Stock" for all purposes of the Purchase Option with the same force and effect as the shares of the Stock presently subject to the Purchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Stock upon exercise of the Purchase Option shall be appropriately adjusted.

     5. All certificates representing any shares of Stock of the Corporation subject to the provisions of this Agreement shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

          (I) "The shares represented by this certificate are subject to an option set forth in an agreement between the Corporation and the registered holder, or his predecessor in interest, a copy of which is on file at the principal office of this Corporation. Any transfer or attempted transfer of any shares subject to such option is void without the prior express written consent of the issuer of these shares."

          (II) "The securities represented by this Certificate have been acquired for investment and have not been registered under the Securities Act of 1933. Such shares may not be sold or transferred in the absence of such registration or unless the Company receives at its option either an opinion of counsel or other evidence reasonably acceptable to it to the effect that such sale or transfer is exempt from the registration and prospectus delivery requirements of said Act. Copies of the Agreement covering the purchase of these shares and restricting their transfer may be obtained upon written request made by the holder of record of this certificate to the Secretary of the Corporation at its principal offices."

                                       3.

          (III) "The shares represented by this Certificate are subject to a right of first refusal option in favor of the Corporation and/or its Assignee(s) as provided in the Bylaws of the Corporation."

          (IV) Any legend required by the California Commissioner of Corporations or other state securities laws.

     6. Purchaser acknowledges that he is aware that the Stock to be issued to him by the Corporation pursuant to this Agreement has not been registered under the Act, and that the Stock is deemed to constitute "restricted securities" under Rule 701 and Rule 144 promulgated under the Act. In this connection, Purchaser warrants and represents to the Corporation that Purchaser is purchasing the Stock for Purchaser's own account and Purchaser has no present intention of distributing or selling said stock except as permitted under the Act and Section

     7. 25102(f) of the California Corporations Code. Purchaser further warrants and represents that Purchaser has either (i) preexisting personal or business relationships with the Corporation or any of its officers, directors or controlling persons, or (ii) the capacity to protect his own interests in connection with the purchase of the Stock by virtue of the business or financial expertise of himself or of professional advisors to the Purchaser who are unaffiliated with and who are not compensated by the Corporation or any of its affiliates, directly or indirectly. Purchaser further acknowledges that the exemption from registration under Rule 144 will not be available for at least three years from the date of sale of the Stock unless at least two years from the date of sale (i) a public trading market then exists for the Common Stock of the Corporation, (ii) adequate information concerning the Corporation is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Stock may be made only in limited amounts in accordance with such terms and conditions and that exemption from registration under Rule 701 will not be available until ninety days after the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and that after such date the Stock may be resold by persons other than affiliates in reliance on Rule 144 without compliance with paragraphs (c),(d),(e) and (h) thereof, and by affiliates without compliance with paragraph (d) thereof.

     8. The Purchaser agrees that during the one hundred eighty (180) day period following the effective date of a registration statement of the Corporation filed under the Act the Purchaser shall not, to the extent requested by the Corporation and any underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock of the Corporation held by the Purchaser at any time during such period (the "Purchaser's Registrable Securities") except Common Stock included in such registration; provided, however, that:

                                       4.

          (A) such agreement shall be applicable only to the first such registration statement of the Corporation which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

          (B) all officers and directors of the Corporation enter into similar agreements. In order to enforce the foregoing covenant, the Corporation may impose stop-transfer instructions with respect to the Purchaser's Registrable Securities (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     9. The Purchaser shall not transfer by sale, assignment, hypothecation, donation or otherwise any of the Stock or any interest therein subject to the Purchase Option without the prior express written consent of the issuer of the shares. As security for his faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser's Stock upon exercise of the Purchase Option herein provided for, the Purchaser agrees, at the closing hereunder, to deliver to and deposit with the Secretary of the Corporation ("Escrow Agent"), as Escrow Agent in this transaction, three stock assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit B, together with a certificate or certificates evidencing all of the Stock subject to the Purchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Corporation and the Purchaser set forth in Exhibit A attached hereto and incorporated by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder.

     10. The Corporation shall not be required (i) to transfer on its books any shares of Stock of the Corporation which shall have been transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

     11. Subject to the provisions of paragraphs 7, 8 and 9 above, the Purchaser (but not any unapproved transferee) shall exercise all rights and privileges of a shareholder of the Corporation with respect to the Stock.

     12. Paragraphs 2, 3 and 4 of this Agreement shall terminate upon the exercise in full or expiration of the Purchase Option, whichever first occurs.

     13. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid,

                                       5.

addressed to the other party hereto at his address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

     15. This Agreement shall inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer herein set forth, be binding upon the Purchaser, its successors, and assigns. The Purchase Option of the Corporation hereunder shall be assignable by the Corporation at any time or from time to time, in whole or in part.

     16. The Purchaser shall reimburse the Corporation for all costs incurred by the Corporation in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys' fees. It is the intention of the parties that the Corporation, upon exercise of the Purchase Option and payment of the Option Price, pursuant to the terms of this Agreement, shall be entitled to receive the Stock, in specie, in order to have such Stock available for future issuance without dilution of the holdings of other shareholders. Furthermore, it is expressly agreed between the parties that money damages are inadequate to compensate the Corporation for the Stock and that the Corporation shall, upon proper exercise of the Purchase Option, be entitled to specific enforcement of its rights to purchase and receive said Stock.

     17. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Corporation's principal place of business.

     18. The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement. The closing hereunder, including payment for and delivery of the Stock, shall occur at the offices of the Corporation on March 11, 1996 or at such other time and place as the parties may mutually agree.

     19. This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligations on the part of the Purchaser to continue in the employ of the Corporation or of the Corporation to continue the Purchaser in the employ of the Corporation.

     20. Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Cooley Godward Castro Huddleson & Tatum, counsel to the Company

                                       6.

and that Cooley Godward does not represent, and is not acting on behalf of, Purchaser. Purchaser has been provided with an opportunity to consult with its own counsel with respect to this Agreement.

     21. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                            COPPER MOUNTAIN COMMUNICATIONS, INC.


                            /s/  JOSEPH D. MARKEE
                            ________________________________________
                            Joseph D. Markee
                            President
                            Address:  455 Rancho La Mirada
                                      Escondido, California  92025


                            PURCHASER


                            /s/  JOSEPH D. MARKEE
                            ________________________________________
                            Joseph D. Markee
                            Address:  455 Rancho La Mirada
                                      Escondido, California  92025


ATTACHMENTS:
Exhibit A   --   Joint Escrow Instructions
Exhibit B   --   Stock Assignment Separate from Certificate
Exhibit C   --   Promissory Note
Exhibit D   --   Pledge Agreement


                                       7.

                                   EXHIBIT A


                           JOINT ESCROW INSTRUCTIONS



Secretary
Copper Mountain Communications, Inc.
455 Rancho La Mirada
Escondido, California 92025

Dear Sir or Madam:

     As Escrow Agent for both COPPER MOUNTAIN COMMUNICATIONS, INC., a California corporation ("Corporation"), and the undersigned purchaser of stock of the Corporation ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Founder Stock Purchase Agreement ("Agreement"), dated March 11, 1996, to which a copy of these Joint Escrow Instructions is attached as Exhibit A, in accordance with the following instructions:

     1. In the event the Corporation or an assignee shall elect to exercise the Purchase Option set forth in the Agreement, the Corporation or its assignee will give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Corporation. Purchaser and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Corporation against the simultaneous delivery to you of the purchase price of the number of shares of stock being purchased pursuant to the exercise of the Purchase Option.

     3. Purchaser irrevocably authorizes the Corporation to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

     4. This escrow shall terminate upon expiration or exercise in full of the Purchase Option, whichever occurs first.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of

                                       1.

same to any pledgee entitled thereto or, if none, to Purchaser and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel (including without limitation the firm of Cooley Godward Castro Huddleson & Tatum) and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Corporation or if you shall resign by written notice to each party. In the event of any such termination, the Corporation may appoint any officer or assistant officer of the Corporation as successor Escrow Agent and Purchaser hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

                                       2.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you may (but are not obligated to) retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been sealed either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post Box, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' written notice to each of the other parties hereto:

CORPORATION:             Copper Mountain Communications, Inc.
                         455 Rancho La Mirada
                         Escondido, California 92025

PURCHASER:               Joseph D. Markee
                         455 Rancho La Mirada
                         Escondido, California 92025

ESCROW AGENT:            Secretary
                         Copper Mountain Communications, Inc.
                         455 Rancho La Mirada
                         Escondido, California 92025

     16. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow agent and to any and all successor Escrow Agents. It is understood and agreed that the Corporation may at any time or

                                       3.

from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.


                                   VERY TRULY YOURS,

                                   COPPER MOUNTAIN COMMUNICATIONS, INC.


                                   ____________________________________________
                                   Joseph D. Markee
                                   President


                                   PURCHASER:


                                   ____________________________________________
                                   Joseph D. Markee

ESCROW AGENT:



_____________________________
Joseph D. Markee
Secretary

                                       4.

                                   EXHIBIT B


                  STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, Joseph D. Markee hereby sells, assigns and transfers unto Copper Mountain Communications, Inc., a California corporation (the "Company"), pursuant to that certain Founder Stock Purchase Agreement, dated March 11, 1996 by and between the undersigned and the Company (the "Agreement"), _____________________________________________________ shares of Common Stock of the Company standing in the undersigned's name on the books of the Company represented by Certificate No(s). _______ and does hereby irrevocably constitute and appoint the Company's Secretary attorney to transfer said stock on the books of the Company with full power of substitution in the premises. This Assignment may only be used in connection with the repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement that remain subject to the Company's right of repurchase in accordance with and subject to the terms and conditions of the Agreement.


DATED: ________________



                                        ________________________________________
                                        JOSEPH D. MARKEE

                                   EXHIBIT C
                                PROMISSORY NOTE


$20,754.72                                                 San Diego, California
                                                                  March 11, 1996


     FOR VALUE RECEIVED, the undersigned hereby unconditionally promises to pay to the order of COPPER MOUNTAIN COMMUNICATIONS, INC., a California corporation (the "Company"), at 455 Rancho La Mirada, Escondido, California, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of twenty thousand seven hundred fifty-four Dollars and seventy-two Cents ($20,754.72) together with interest accrued from the date hereof on the unpaid principal at the rate of 5.5% per annum, or the maximum rate permissible by law (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less, as follows:

     All outstanding principal and accrued interest under this Note shall become due and payable on March 11, 2000 provided, however, that in the event that the undersigned's employment by or association with the Company is terminated for any reason prior to payment in full of this Note, this Note shall be accelerated and all remaining unpaid principal and interest shall become due and payable immediately after such termination.

     If the undersigned fails to pay any of the principal and accrued interest when due, the Company, at its sole option, shall have the right to accelerate this Note, in which event the entire principal balance and all accrued interest shall become immediately due and payable, and immediately collectible by the Company pursuant to applicable law.

     This Note may be prepaid at any time without penalty. All money paid toward the satisfaction of this Note shall be applied first to the payment of interest as required hereunder and then to the retirement of the principal.

     The full amount of this Note is secured by a pledge of shares of Common Stock of the Company, and is subject to all of the terms and provisions of the Founder Stock Purchase Agreement and the Pledge Agreement, each of even date herewith, between the undersigned and the Company.

     The undersigned hereby represents and agrees that the amounts due under this Note are not consumer debt, and are not incurred primarily for personal, family or household purposes, but are for business and commercial purposes only.

                                      1.

     The undersigned hereby waives presentment, protest and notice of protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

     The holder hereof shall be entitled to recover, and the undersigned agrees to pay when incurred, all costs and expenses of collection of this Note, including without limitation, reasonable attorneys' fees.

     This Note shall be governed by, and construed, enforced and interpreted in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

                                         Signed:_______________________________
                                                         Joseph D.Markee

                                      2.

                                  EXHIBIT D
                               PLEDGE AGREEMENT

     1. As collateral security for the payment of that certain $20,754.72 promissory note issued this date to JOSEPH D. MARKEE ("Pledgee") by the undersigned (hereinafter called "indebtedness"), the undersigned hereby assigns, transfers to and pledges with the Pledgee the securities listed on Schedule 1 hereto which were this day delivered to be deposited with Pledgee, together with any stock rights, rights to subscribe, dividends paid in cash or other property in connection with the complete or partial liquidation of Pledgee, stock dividends, dividends paid in stock, new securities or other property except cash dividends other than liquidating dividends to which the undersigned is or may hereafter become entitled to receive on account of such property, and in the event that the undersigned receives any such, the undersigned will immediately deliver it to Pledgee to be held by Pledgee hereunder in the same manner as the property originally pledged hereunder. All property assigned, transferred to and pledged with Pledgee under this paragraph is hereinafter called "collateral."

     2. At any time, without notice, and at the expense of the undersigned, Pledgee in its name or in the name of its nominee or of the undersigned may, but shall not be obligated to: (1) collect by legal proceedings or otherwise all dividends (except cash dividends other than liquidating dividends), interest, principal payments and other sums now or hereafter payable upon or on account of said collateral; (2) enter into any extension, reorganization, deposit, merger, or consolidation agreement, or any agreement in any way relating to or affecting the collateral, and in connection therewith may deposit or surrender control of such collateral thereunder, accept other property in exchange for such collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for such collateral shall be applied to the indebtedness or thereafter held by it pursuant to the provisions hereof;
(3) insure, process and preserve the collateral; (4) cause the collateral to be transferred to its name or to the name of its nominee; (5) exercise as to such collateral all the rights, powers, and remedies of an owner, except that so long as the indebtedness is not in default the undersigned shall retain all voting rights as to the collateral.

     3. The undersigned agrees to pay prior to delinquency all taxes, charges, liens and assessments against the collateral, and upon the failure of the undersigned to do so Pledgee at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

     4. All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by Pledgee in exercising any right, power or remedy conferred by this agreement, or in the enforcement thereof, shall become a part of the indebtedness

                                       1.

secured hereunder and shall be paid to Pledgee by the undersigned immediately and without demand.

     5. At the option of Pledgee and without necessity of demand or notice, all or any part of the indebtedness of the undersigned shall immediately become due and payable irrespective of any agreed maturity, upon the happening of any of the following events: (1) failure to keep or perform any of the terms or provisions of this agreement; (2) default in the payment of principal or interest when due; (3) the levy of any attachment, execution or other process against the collateral; or (4) the insolvency, commission of an act of bankruptcy, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of Title 11, United States Code, Bankruptcy, of, by, or against the undersigned.

     6. In the event of the nonpayment of any indebtedness when due, whether by acceleration or otherwise, or upon the happening of any of the events specified in the last preceding paragraph, Pledgee may then, or at any time thereafter, at its election, apply, set off, collect or sell in one or more sales, or take such steps as may be necessary to liquidate and reduce to cash in the hands of Pledgee in whole or in part, with or without any previous demands or demand of performance or notice or advertisement, the whole or any part of the collateral in such order as Pledgee may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any broker's board or securities exchange, either for cash or upon credit or for future delivery; provided, however, that if such disposition is at private sale, then the purchase price of the collateral shall be equal to the public market price then in effect, or, if at the time of sale no public market for the collateral exists, then, in recognition of the fact that the sale of the collateral would have to be registered under the Securities Act of 1933 and that the expenses of such registration are commercially unreasonable for the type and amount of collateral pledged hereunder, Pledgee and the undersigned hereby agree that such private sale shall be at a purchase price mutually agreed to by Pledgee and the undersigned or, if the parties cannot agree upon a purchase price, then at a purchase price established by a majority of three independent appraisers knowledgeable of the value of such collateral, one named by the undersigned within 10 days after written request by the Pledgee to do so, one named by Pledgee within such 10 day period, and the third named by the two appraisers so selected, with the appraisal to be rendered by such body within 30 days of the appointment of the third appraiser. The cost of such appraisal, including all appraiser's fees, shall be charged against the proceeds of sale as an expense of such sale. Pledgee may be the purchaser of any or all collateral so sold and hold the same thereafter in its own right free from any claim of the undersigned or right of redemption. Demands of performance, notices of sale, advertisements and presence of property at sale are hereby waived, and Pledgee is hereby authorized to sell hereunder any evidence of debt pledged to it. Any sale hereunder may be conducted by any officer or agent of Pledgee.

                                       2.

     7. The proceeds of the sale of any of the collateral and all sums received or collected by Pledgee from or on account of such collateral shall be applied by Pledgee to the payment of expenses incurred or paid by Pledgee in connection with any sale, transfer or delivery of the collateral, to the payment of any other costs, charges, attorneys' fees or expenses mentioned herein, and to the payment of the indebtedness or any part hereof, all in such order and manner as Pledgee in its discretion may determine. Pledgee shall pay any balance to the undersigned.

     8. Pledgee shall be under no duty or obligation whatsoever to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by Pledgee as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the indebtedness secured hereunder.

     9. Pledgee may at any time deliver the collateral or any part thereof to the undersigned and the receipt of the undersigned shall be a complete and full acquittance for the collateral so delivered, and Pledgee shall thereafter be discharged from any liability or responsibility therefor.

     10. Upon the transfer of all or any part of the indebtedness Pledgee may transfer all or any part of the collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such collateral so transferred, and the transferee shall be vested with all the rights and powers of Pledgee hereunder with respect to such collateral so transferred; but with respect to any collateral not so transferred Pledgee shall retain all rights and powers hereby given.

     11. Until all indebtedness shall have been paid in full the power of sale and all other rights, powers and remedies granted to Pledgee hereunder shall continue to exist and may be exercised by Pledgee at any time and from time to time irrespective of the fact that the indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of the undersigned may have ceased.

     12. Pledgee agrees that so long as the indebtedness is not in default, shares of Common Stock held hereunder as collateral for the indebtedness shall be released from pledge as the indebtedness is paid. Such releases shall be at the rate of one share for each $0.04 of principal amount of indebtedness paid. Release from pledge, however, shall not result in release from the provisions of those certain Joint Escrow Instructions, if any, of even date herewith among the parties to this Pledge Agreement and the Escrow Agent named therein or from the Purchase Option of Copper Mountain Communications, Inc., if any, set forth in the Founder Stock Purchase Agreement dated March 11, 1996 between the parties to this Pledge Agreement.

                                       3.

     13. The rights, powers and remedies given to Pledgee by this agreement shall be in addition to all rights, powers and remedies given to Pledgee by virtue of any statute or rule of law. Pledgee may exercise its Pledgee's lien or right of setoff with respect to the indebtedness in the same manner as if the indebtedness were unsecured. Any forbearance or failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Pledgee.

     Dated: March 11, 1996


                                         _______________________________________
                                                     Joseph D. Markee


ATTACHMENT:

Schedule 1

                                       4.

                                  SCHEDULE 1
                                      TO
                               PLEDGE AGREEMENT


Common Stock                                      518,868 shares

                                       5.